UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2023

10X CAPITAL VENTURE ACQUISITION CORP. III
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41216	98-1611637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Word Trade Center, 85th Floor New York, New York	10007
(Address of principal executive offices)	(Zip Code)

(212) 257-0069
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	VCXB.U	NYSE American
Class A ordinary shares, par value $0.0001 per share	VCXB	NYSE American
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VCXB WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information disclosed in Item 5.07 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference into this Item 3.03 to the extent required.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report under the headings “Proposal 1,” “Proposal 2” and “Proposal 3” (collectively, the “Proposals”) is incorporated by reference into this Item 5.03 to the extent required.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Extraordinary General Meeting

On October 12, 2023, 10X Capital Venture Acquisition Corp. III, a Cayman Islands exempted company (“10X III”), held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”), at which holders of 14,310,579 ordinary shares, comprised of 10X III’s Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), and 10X III’s Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”), were present in person or by proxy, representing approximately 94.09% of the voting power of the 15,209,190 issued and outstanding Ordinary Shares of 10X III, comprised of 5,209,190 Class A Ordinary Shares and 10,000,000 Class B Ordinary Shares, entitled to vote at the Extraordinary General Meeting at the close of business on August 31, 2023, which was the record date (the “Record Date”) for the Extraordinary General Meeting. 10X III’s shareholders of record as of the close of business on the Record Date are referred to herein as “Shareholders.” In connection with the vote to approve the proposals set forth below, the holders of 2,014,907 Class A Ordinary Shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.68 per share, for an aggregate of approximately $21,514,603 in connection with the Proposals. After the satisfaction of such redemptions, the balance in 10X III’s trust account will be approximately $21,796,238 million. A summary of the voting results at the Extraordinary General Meeting for each of the Proposals is set forth below.

Proposal 1

The Shareholders approved, by special resolution, the proposal to amend 10X III’s Second Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Part 1 of Annex A of the proxy statement to extend the date by which 10X III must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A Ordinary Shares included as part of the units sold in the Company’s initial public offering that was consummated on January 14, 2022 (the “IPO”), from October 14, 2023 to January 14, 2024 (the “Extended Date”) and to allow the board of directors of the Company (the “Board”), without another shareholder vote, to elect to further extend the date to consummate an initial business combination after the Extended Date for up to six additional months, by one or more months each time, upon two days’ advance notice prior to the applicable deadline, up to July 14, 2024 (the “Additional Extension Date”), unless the closing of an initial business combination should have occurred prior thereto (the “Extension” and such proposal, the “Extension Proposal”). The voting results for such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
13,349,861	960,718	0	0

Proposal 2

The Shareholders approved, by special resolution, the proposal to amend the Charter pursuant to an amendment to the Charter in the form set forth in Part 2 of Annex A of the proxy statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Charter the limitation that 10X III shall not redeem Class A Ordinary Shares included as part of the units sold in the IPO (including any shares issued in exchange thereof, the “public shares”) to the extent that such redemption would cause 10X III’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation”). The Redemption Limitation Amendment will allow 10X III to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation. The voting results for such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
13,867,788	442,791	0	0

Proposal 3

The Shareholders approved, by special resolution, the proposal to amend the Charter pursuant to an amendment to the Charter in the form set forth in Part 3 of Annex A of the proxy statement to provide for the right of a holder of Class B Ordinary Shares to convert such Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder (the “Optional Conversion Amendment” and such proposal, the “Optional Conversion Amendment Proposal”). The voting results for such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
13,867,788	442,791	0	0

Proposal 4

The proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Redemption Limitation Amendment Proposal and/or the Optional Conversion Amendment Proposal was not presented at the Extraordinary General Meeting, as each of the Extension Proposal, the Redemption Limitation Amendment Proposal and the Optional Conversion Amendment Proposal received a sufficient number of votes for approval.

On October 12, 2023, 10X III filed with the Cayman Islands Registrar of Companies a notice of the special resolutions amending the Charter. Under Cayman Islands law, the amendments to the Charter took effect upon approval of the Extension Proposal, the Redemption Limitation Amendment Proposal and the Optional Conversion Amendment Proposal.

Item 8.01 Other Events.

As previously announced, on October 5, 2023, in connection with the Extraordinary General Meeting, certain unaffiliated third party investors of 10X III (the “10X III Investors”) entered into non-redemption agreements (the “Non-Redemption Agreements”) with 10X III and 10X Capital SPAC Sponsor III LLC, a Cayman Islands limited liability company (“Sponsor”).

Pursuant to the Non-Redemption Agreements, the 10X III Investors agreed for the benefit of 10X III to (i) vote certain Ordinary Shares owned (the “Subject 10X III Equity Securities”) in favor of the Extension Proposal and (ii) not redeem the Subject 10X III Equity Securities in connection with the Extension Proposal. In exchange for these commitments from the 10X III Investors, the Sponsor has agreed to transfer to the 10X III Investors (i) an aggregate of 210,000 Class B Ordinary Shares in connection with an extension until the Extended Date, and (ii) to the extent the Board agrees to further extend the date to consummate an initial business combination to the Additional Extension Date, an aggregate amount of up to 630,000 Class B Ordinary Shares, which includes the Class B Ordinary Shares referred to in clause (i), on or promptly after the consummation of the Business Combination (as defined below).

The foregoing description of the Non-Redemption Agreements is subject to and qualified in its entirety by reference to the full text of the Form of Non-Redemption Agreement, a copy of which is included as Exhibit 10.1 hereto, and the terms of which are incorporated by reference.

Additionally, pursuant to the terms of the Charter, as amended by the Optional Conversion Amendment, the Sponsor intends to convert 9,999,999 Class B Ordinary Shares held by it on a one-for-one basis into Class A Ordinary Shares (such shares, the “Converted Shares”). The Sponsor will not have any redemption rights in connection with the Converted Shares, and the Converted Shares will be subject to the restrictions on transfer included in the letter agreement entered into by the Sponsor in connection with the IPO. Following such conversion, and as a result of the redemptions described above, there will be an aggregate of 13,194,282 Class A Ordinary Shares issued and outstanding, of which 2,041,283 Class A Ordinary Shares issued and outstanding will have redemption rights, and one Class B Ordinary Share issued and outstanding.

Additional Information and Where to Find It

On August 9, 2023, 10X III entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among 10X III, 10X AGT Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of 10X III, and American Gene Technologies International Inc., a Delaware corporation (“AGT”). The Merger Agreement provides for the terms and conditions of a proposed business combination transaction with AGT (the “Business Combination”).

10X III intends to file with the SEC a Registration Statement on Form S-4 (as amended, the “Registration Statement”), which will include a preliminary proxy statement/prospectus of 10X III, in connection with the Business Combination. After the Registration Statement is declared effective, 10X III will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. 10X III’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with 10X III’s solicitation of proxies for its shareholders’ meeting to be held to approve the Business Combination because the proxy statement/prospectus will contain important information about 10X III, AGT and the Business Combination. The definitive proxy statement/prospectus will be mailed to shareholders of 10X III as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the Registration Statement, each preliminary proxy statement/prospectus and the definitive proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov. In addition, the documents filed by 10X III may be obtained free of charge from 10X III at https://www.10xspac.com/spacIII. Alternatively, these documents, when available, can be obtained free of charge by directing a request to: 10X Capital Venture Acquisition Corp. III, 1 World Trade Center, 85th Floor, New York, NY 10007. The information contained on or accessible through 10X III’s corporate website or any other website that it may maintain is not part of this Current Report on Form 8-K.

Participants in the Solicitation

10X III, AGT and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of 10X III’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of 10X III’s directors and officers in 10X III’s filings with the SEC, including the Registration Statement to be filed with the SEC by 10X III, and such information and names of AGT’s directors and executive officers will also be in the Registration Statement to be filed with the SEC by 10X III, which will include the proxy statement of 10X III for the Business Combination.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. 10X III intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally are accompanied by words such as “will,” “expect,” “anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside 10X III’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include those discussed in 10X III’s Amended Annual Report on Form 10-K/A for the year ended December 31, 2022, any subsequent Quarterly Reports on Form 10-Q filed with the SEC and in any subsequent filings with the SEC, including the Registration Statement and the proxy statement/prospectus which forms a part thereof relating to the Business Combination expected to be filed by 10X III. 10X III does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1*	Amendment to Second Amended and Restated Memorandum and Articles of Association of 10X III.
10.1	Form of Non-Redemption Agreement (incorporated by reference to Exhibit 10.1 to 10X III’s Current Report on Form 8-K (File No. 001-41216), filed with the SEC on October 6, 2023).
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2023

10X CAPITAL VENTURE ACQUISITION CORP. III

By:	/s/ Hans Thomas
Name:	Hans Thomas
Title:	Chairman and Chief Executive Officer